Tax Status	12 Months Ended
Dec. 31, 2025
EBP Zoetis Savings Plan
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The Plan uses a prototype non-standardized Plan document, sponsored by the Trustee (prototype sponsor), who received a favorable determination letter from the Internal Revenue Service (IRS), dated June 30, 2020, which states that the prototype Plan document satisfies the applicable provisions of the Internal Revenue Code. The prototype Plan has not been materially modified so that the Company believes they may rely on the prototype sponsor’s determination letter for the prototype Plan. The determination letter provided to the Company by the prototype sponsor indicates that the form of the Plan is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. The Plan has been amended since receiving the determination letter. The Plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Code.
U.S. GAAP requires the Plan administrator to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.